Exhibit (a)(1)-5

                       Merced Partners Limited Partnership
                        Statement of Financial Condition
                                 August 31, 2003
                                   (Unaudited)

ASSETS

Cash and cash equivalents                                           $ 66,909,509
Accounts receivable                                                  243,192,616
Securities owned, at fair value                                      574,625,144
Other assets                                                             181,673
                                                                    ------------

      Total Assets                                                  $884,908,942
                                                                    ============

LIABILITIES AND PARTNERS' CAPITAL

Securities sold but not yet purchased, at fair value                $236,973,030
Accounts payable and other liabilities                                20,070,566
                                                                    ------------

      Total Liabilities                                             $257,043,596

Partners' capital                                                    627,865,346
                                                                    ------------

      Total Liabilities and Partners' Capital                       $884,908,942
                                                                    ============

                       Merced Partners Limited Partnership
                        Statement of Financial Condition
                                  June 30, 2003
                                   (Unaudited)

ASSETS

Cash and cash equivalents                                           $ 55,427,432
Accounts receivable                                                  269,292,553
Securities owned, at fair value                                      577,417,239
Other assets                                                             229,455
                                                                    ------------

      Total Assets                                                  $902,366,679
                                                                    ============

LIABILITIES AND PARTNERS' CAPITAL

Securities sold but not yet purchased, at fair value                $270,916,146
Accounts payable and other liabilities                                18,719,435
                                                                    ------------

      Total Liabilities                                             $289,635,581

Partners' capital                                                    612,731,098
                                                                    ------------

      Total Liabilities and Partners' Capital                       $902,366,679
                                                                    ============

                       Merced Partners Limited Partnership
                        Statement of Financial Condition
                                 March 31, 2003
                                   (Unaudited)

ASSETS

Cash and cash equivalents                                           $ 53,043,357
Accounts receivable                                                  284,663,946
Securities owned, at fair value                                      509,134,707
Other assets                                                             155,551
                                                                    ------------

      Total Assets                                                  $846,997,561
                                                                    ============

LIABILITIES AND PARTNERS' CAPITAL

Securities sold but not yet purchased, at fair value                $266,092,990
Accounts payable and other liabilities                                 8,905,565
                                                                    ------------

      Total Liabilities                                             $274,998,555

Partners' Capital                                                    571,999,006
                                                                    ------------

      Total Liabilities and Partners' Capital                       $846,997,561
                                                                    ============

                       Merced Partners Limited Partnership
                        Statement of Financial Condition
                                December 31, 2002
                                   (Unaudited)

ASSETS

Cash and cash equivalents                                           $ 52,790,243
Accounts receivable                                                  239,444,183
Securities owned, at fair value                                      496,182,675
Other assets                                                             246,882
                                                                    ------------

      Total Assets                                                  $788,663,983
                                                                    ============

LIABILITIES AND PARTNERS' CAPITAL

Securities sold but not yet purchased, at fair value                $230,467,921
Accounts payable and other liabilities                                33,130,343
                                                                    ------------

      Total Liabilities                                             $263,598,264

Partners' capital                                                    525,065,719
                                                                    ------------

      Total Liabilities and Partners' Capital                       $788,663,983
                                                                    ============

                       Merced Partners Limited Partnership
                        Statement of Income and Expenses
                          Year Ended December 31, 2002
                                   (Unaudited)

Total gross trading revenue (loss)                                   $78,497,257
  less Operating expenses and fees                                     9,071,528
                                                                     -----------

Net profit                                                           $69,425,729
                                                                     ===========

                       Merced Partners Limited Partnership
                        Statement of Financial Condition
                                December 31, 2001
                                   (Unaudited)

ASSETS

Cash and cash equivalents                                           $ 43,260,433
Accounts receivable                                                  182,154,817
Securities owned, at fair value                                      323,758,809
Other assets                                                              89,177
                                                                    ------------

      Total Assets                                                  $549,263,236
                                                                    ============

LIABILITIES AND PARTNERS' CAPITAL

Securities sold but not yet purchased, at fair value                $174,715,251
Accounts payable and other liabilities                                11,925,975
                                                                    ------------

      Total Liabilities                                             $186,641,226

Partners' capital                                                    362,622,010
                                                                    ------------

      Total Liabilities and Partners' Capital                       $549,263,236
                                                                    ============

                       Merced Partners Limited Partnership
                        Statement of Income and Expenses
                          Year Ended December 31, 2001
                                   (Unaudited)

Total gross trading revenue (loss)                                   $53,854,169
less Operating expenses and fees                                       5,512,226
                                                                     -----------

Net profit                                                           $48,341,943
                                                                     ===========